UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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BAY VIEW CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
DIRECTORS WHOSE TERMS WILL EXPIRE IN 2008
DIRECTOR WHOSE TERM WILL EXPIRE IN 2007
DIRECTOR WHOSE TERM WILL EXPIRE IN 2006
DIRECTORS WHOSE TERMS WILL EXPIRE IN 2006
DIRECTORS WHOSE TERMS WILL EXPIRE IN 2007
BOARD OF DIRECTORS MEETINGS, COMPENSATION, COMMITTEES AND COMMUNICATIONS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND OPTION VALUES AT DECEMBER 31, 2004
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS

BAY VIEW CAPITAL CORPORATION
1840 GATEWAY DRIVE
SAN MATEO, CALIFORNIA 94404
(650) 312-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2005

To the Stockholders of
BAY VIEW CAPITAL CORPORATION

     I am pleased to invite you to our 2005 annual meeting of stockholders. Our annual meeting will be held at our main office, 1840 Gateway Drive, San Mateo, California 94404, on Thursday, May 26, 2005, at 10:00 a.m., local time. At our annual meeting, our stockholders will be asked to vote on the following matters:

1.	Election of three directors, each for a term of three years and until such directors’ successors are elected;

2.	Election of one director, for a term of two years and until such director’s successor is elected;

3.	Election of one director, for a term of one year and until such director’s successor is elected; and

4.	Any other matter that properly comes before our annual meeting.

     All stockholders of record as of the close of business on April 11, 2005 are entitled to vote at our annual meeting and any adjournment, postponement or continuation of our annual meeting.

     Our annual report to stockholders is enclosed with this notice and proxy statement.

     It is important that your shares be voted at our annual meeting. Please complete, sign, and date the enclosed proxy, which is solicited on behalf of our board of directors, and mail it promptly in the postage prepaid envelope we have provided or follow one of the other voting alternatives listed on the proxy. Your proxy will not be used if you attend our annual meeting and notify us that you wish to vote in person.

By order of the Board of Directors,

Charles G. Cooper,
President and Chief Executive Officer

April 26, 2005
San Mateo, California

BAY VIEW CAPITAL CORPORATION
1840 GATEWAY DRIVE
SAN MATEO, CALIFORNIA 94404
(650) 312-7300

ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2005

INTRODUCTION

     This proxy statement is being sent to you in connection with the solicitation of proxies by our board of directors for our 2005 annual meeting of stockholders to be held at our main office, located at 1840 Gateway Drive, San Mateo, California 94404, on Thursday, May 26, 2005 at 10:00 a.m., local time, and at any adjournment, postponement or continuation of our annual meeting. The accompanying notice of meeting, form of proxy and our Form 10-K Annual Report for the year ended December 31, 2004 are first being mailed on or about April 26, 2005 to stockholders of record at the close of business on April 11, 2005. Unless the context requires otherwise, all references in this proxy statement to “we,” “us,” “our,” or the “Company” means Bay View Capital Corporation and its subsidiaries. Certain information provided herein relates to Bay View Bank, N.A. (the “Bank”), our former wholly owned subsidiary, which sold all of its retail banking assets in November 2002 and completed its dissolution on September 30, 2003. Unless otherwise noted, all shares used in this proxy statement give effect to the 1 for 10 reverse stock split that was effective June 30, 2004.

     At our annual meeting, stockholders are being asked to elect three directors (“2008 Directors”) to serve until our 2008 annual meeting of stockholders and until such directors’ successors are elected, to elect one director (“2007 Director”) to serve until our 2007 annual meeting of stockholders and until such director’s successor is elected, to elect one director (“2006 Director”) to serve until our 2006 annual meeting of stockholders and until such director’s successor is elected, and to consider and act upon any other matter that properly comes before our annual meeting and any adjournment, postponement or continuation of our annual meeting.

Quorum, Voting Rights and Proxy Information

     A majority of our outstanding shares of common stock present and voting in person or by proxy will constitute a quorum at our annual meeting. All shares voted by proxy, and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the nominees for director named in this proxy statement. We do not know of any matter other than the election of directors that will come before our annual meeting. If any other matter is properly presented at our annual meeting for action, the proxies will vote on such matter as directed by a majority of our board of directors.

     Election of Directors. The three candidates for election as 2008 Directors, the candidate for election as a 2007 Director and the candidate for election as a 2006 Director who receive the largest number of votes cast at our annual meeting will be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether a quorum is present at our annual meeting. Our certificate of incorporation does not permit cumulative voting in the election of directors.

     You may revoke your proxy at any time prior to its voting at our annual meeting by submitting to our Company’s Secretary:

•	a written notice of revocation dated later than the proxy;

•	filing another executed proxy with a later date; or

•	by attending our annual meeting and voting in person, after requesting to revoke your proxy.

Any written notice revoking a proxy should be sent to Debra Clark, Assistant Secretary, Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404.

Voting Securities and Certain Holders Thereof

     Holders of record of our common stock as of the close of business on April 11, 2005 will be entitled to one vote for each share then held. As of that date, 6,597,303 shares of our common stock were outstanding. Broker nonvotes are shares of common stock held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power. Broker nonvotes will be treated as not present and not entitled to vote for nominees for election as directors. Abstentions will be treated as the withholding of authority to vote for nominees for election as directors. Abstentions from voting and broker nonvotes will have no effect on the election of directors because directors are elected by a plurality of the votes cast at our annual meeting.

Directors, Director Nominees, Executive Officers and 5% Beneficial Owners

     The following table identifies as of March 31, 2005 each person we know that beneficially owns 5% or more of our common stock, each of our directors and nominees for directors, our executive officers named in the Summary Compensation Table lists and all of our executive officers and directors as a group.

	Shares of Common Stock
	Beneficially Owned
Name of Beneficial Owner or Identity of Group	Number of Shares	Percent
5% or Greater Stockholders:
First Manhattan Co. (1)	600,539	9.0%
Dimensional Fund Advisors (2)	452,097	6.8%

	Number of Shares	Percent
	(4)(5)(6)	(7)

Directors and Nominees for Director (3):
Charles G. Cooper	15,021	*
Frederick W. Dreher	5,000	*
Roger K. Easley	13,278	*
Thomas M. Foster	8,860	*
Robert B. Goldstein	147,462	2.2%
Joel E. Hyman	2,891	*
John W. Rose	27,708	*
Prodyodth K. Chatterjee	1,000	*
Daniel W. Porter	—	*

Executive Officers (3)(8):
Joseph J. Catalano	1,819	*
John K. Okubo	7,050	*
Sossy Soukiassian	7,037	*

All directors and executive officers as a group (12 persons)	237,126	3.6%

(1)	As reported by First Manhattan Co., an investment advisor, in an Amended Schedule 13G dated February 7, 2005 filed with the Securities and Exchange Commission (the “SEC”). Such party reported sole voting power as to 269,880 shares and shared voting power as to 288,449 shares. Such party also reported sole power to dispose or direct the disposition as to 269,880 shares and shared power to dispose or direct the disposition as to 330,659 shares. First Manhattan Co. disclaimed beneficial ownership of 1,040 shares owned by family members of its senior managing directors.

(2)	As reported by Dimensional Fund Advisors, an investment advisor and institutional investment manager, in an Amended Schedule 13G dated February 9, 2005 filed with the SEC. Such party reported sole voting power and sole power to dispose or direct the disposition as to all of such shares. Dimensional Fund Advisors disclaimed beneficial ownership of all of such shares, which were reported to be owned by its advisory clients.

(3)	Based upon information furnished to us by each individual named and includes all shares as to which the director or executive officer may be deemed to have sole or shared voting or dispositive power. This table includes shares held directly, in retirement accounts, by certain members of directors’ or executive officers’ families or by trusts of which the director or executive officer is a trustee or beneficiary.

(4)	Includes for each of directors Easley and Foster, 4,000 shares that are subject to stock options exercisable prior to June 10, 2005 that were granted under our Amended and Restated 1989 Non-Employee Director Stock Option Plan (the “1989 Plan”), our 1998 Non-Employee Director Stock Option and Incentive Plan (the “1998-D Plan”) and our 2001 Non-Employee Director Stock Option Plan (the “2001 Director Plan”).

(5)	Includes for directors Easley and Foster 2,722 and 1,786 shares, respectively, representing deferred director fees credited as of December 31, 2004 to the respective Stock Account of such director established under our Stock in Lieu of Cash Compensation Plan for Non-Employee Directors, as amended (the “Stock in Lieu of Cash Plan”).

(6)	Includes for Messrs. Cooper, Catalano, Okubo and Ms. Soukiassian, and all directors and executive officers as a group, respectively, 0, 1,800, 2,050, 1,200 and 13,050 shares that are subject to options exercisable prior to June 10, 2005, granted under one or more of our 2001 Equity Incentive Plan (the “2001 Plan”), Amended and Restated 1995 Stock Option and Incentive Plan (the “1995 Plan”), Amended and Restated 1986 Stock Option and Incentive Plan (the “1986 Plan”), 1998-2000 Performance Stock Plan (the “Performance Plan”), the 2001 Director Plan, the 1998-D Plan and the 1989 Plan.

(7)	An asterisk indicates less than 1%.

(8)	Excludes Mr. Cooper, who is also a director, and Mr. Chatterjee, who is a nominee for election as a director.

Equity Compensation Plans

     The following table sets forth, as of December 31, 2004, information about our equity compensation plans that have been approved by our stockholders, including the number of shares of our common stock exercisable under all outstanding options, warrants and rights, the weighted average exercise price of all outstanding options, warrants and rights and the number of shares available for future issuance under our equity compensation plans. We have no equity compensation plans that have not been approved by our stockholders.

(c)
Number of securities
	(a)	(b)	remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a)
Equity Compensation Plans Approved by Stockholders	84,100	$73.47	213,146
Equity Compensation Plans Not Approved by Stockholders	____	____	____

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires our directors and executive officers, and persons who own 10% or greater of our common stock, to file with the SEC reports of ownership and reports of changes in ownership of our common stock. Officers, directors and 10% or greater stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, no other reports were required during the year ended December 31, 2004, and all Section 16(a) filing requirements applicable to our officers, directors and 10% or greater stockholders were met.

PROPOSAL 1 – ELECTION OF DIRECTORS

•	Three Directors Whose Terms Will Expire in 2008

•	One Director Whose Term Will Expire in 2007

•	One Director Whose Term Will Expire in 2006

Candidates for Election

     Our board of directors currently has seven members. Each director is elected for a three-year term and until such director’s successor is elected. On March 24, 2005, our board of directors decided to increase the size of our board of directors from seven members to nine members. Accordingly, at our annual meeting, we will elect five directors, after which our board of directors will have nine members. Three directors to be elected will have a term of office expiring in 2008, one director to be elected will have a term of office expiring in 2007 and one director to be elected will have a term of office expiring in 2006.

     The directors whose terms of office will expire in 2008, the director whose term of office will expire in 2007 and the director whose term of office will expire in 2006 will be elected at our annual meeting in separate elections. Unless otherwise instructed, the proxies solicited by our board of directors will be voted for the election of the nominees named below. Each of the nominees for terms expiring in 2008 is currently a director, and the nominee for the term expiring in 2007 and the nominee for the term expiring in 2006 are not currently directors.

     If any of the nominees becomes unavailable for any reason, the proxies intend to vote for a substitute candidate nominated by our board of directors. Our board of directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on our board of directors, for any reason, will be filled by a majority vote of our directors then in office. The new director will serve out the remaining term.

Our board of directors recommends a vote FOR the elections of the nominees named below.

     The names of the nominees for directors whose terms will expire in 2008, the name of the nominee for director whose term will expire in 2007, the name of the nominee for director whose term will expire in 2006, and the names of our directors who will continue in office after our annual meeting until the expiration of their terms in 2006 and 2007, together with certain information about them, are as follows:

Directors Standing for Election

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2008

Name	Age	Director Since	Term to Expire
Frederick W. Dreher	64	2004	2008*
Roger K. Easley	68	1984	2008*
John W. Rose	55	2002	2008*

*	If elected at our annual meeting.

DIRECTOR WHOSE TERM WILL EXPIRE IN 2007

Name	Age	Director Since	Term to Expire
Prodyodth K. Chatterjee	57	___	2007*

*	If elected at our annual meeting.

DIRECTOR WHOSE TERM WILL EXPIRE IN 2006

Name	Age	Director Since	Term to Expire
Daniel W. Porter	49	___	2006*

*	If elected at our annual meeting.

Directors Continuing in Office

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2006

Name	Age	Director Since	Term to Expire
Charles G. Cooper	57	2002	2006
Thomas M. Foster	62	1993	2006

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2007

Name	Age	Director Since	Term to Expire
Robert B. Goldstein	64	2001	2007
Joel E. Hyman	56	2002	2007

     The business experience of each of the above persons for at least the last five years is as follows:

     Mr. Dreher joined our board of directors in November 2004. Mr. Dreher is a senior partner with the law firm of Duane Morris LLP, Philadelphia, Pennsylvania, where he has practiced since 1965. See “Certain Transactions.” Mr. Dreher also currently serves on the boards of directors of: Donegal Mutual Insurance Company, Marietta, Pennsylvania; Le Mars Insurance Company, Le Mars, Iowa; the Peninsula Indemnity Company, Salisbury, Maryland and Province Bank, FSB, Lancaster, Pennsylvania.

     Mr. Easley has served as Chairman, President and Chief Executive Officer of Seven-Up Bottling Company of San Francisco, California since 1997.

     Mr. Rose currently serves as President and Chief Executive Officer of McAllen Capital Partners, a financial advisory firm that specializes in bank, thrift and finance company turn-around investments. From May 2001 to November 2002, he served as our Executive Vice President and Chief Financial Officer. From 1992 to 2001, he was President of McAllen Capital Partners. Mr. Rose also currently serves on the boards of directors of Jacksonville Bancorp, Jacksonville, Florida; F.N.B. Corporation, Hermitage, Pennsylvania and Lifeline Shelters Systems, Inc., Columbus, Ohio.

     Mr. Chatterjee joined the Company in September 2004 as our Executive Vice President, Director of Retail Operations and as President and Chief Executive Officer of our subsidiary, Bay View Acceptance Corporation (“BVAC”). Prior to joining the Company, Mr. Chatterjee served as Executive Vice President, Head of Consumer Lending, of AmSouth Bank, Birmingham, Alabama from 1997 to 2002 and as Executive Vice President, Head of Retail Lending of U.S. Bancorp, Portland, Oregon from 1995 to 1997.

     Mr. Porter has been a Senior Advisor for Bear Stearns Merchant Banking, LLC since December 2004. Prior to his current position, he was President and Chief Executive Officer of WMC Mortgage from October 2003 to July 2004 and Chairman and Chief Executive Officer of Wells Fargo Financial from 1999 to July 2003.In addition, Mr. Porter held the position of President for the European Transportation Group with GE Capital and was the Managing Director of GE Capital Europe. Mr. Porter has extensive consumer lending and automobile financing experience.

     Mr. Cooper has served as our President since October 2002 and as our Chief Executive Officer since December 2002, when Mr. Goldstein resigned from those positions. Mr. Cooper also served as President of the Bank from October 2002 and Chief Executive Officer of the Bank from December 2002 until the Bank’s September 2003 dissolution. Mr. Cooper served as Executive Vice President and Chief Credit Officer of the Company and the Bank from May 2001 to December 2002. Prior to joining us, Mr. Cooper served as Executive Vice President and Chief Credit Officer of Lone Star Bank of Dallas from 2000 to 2001 and Senior Vice President of Loan Administration of Compass Bank, Dallas, Texas from 1996 to 2000.

     Mr. Foster is a retired independent financial consultant with over 30 years of banking and financial experience. During his career, he worked with multinational banks and industrial corporations on acquisitions and restructuring matters.

     Mr. Goldstein joined us in March 2001 as President, Chief Executive Officer and a director. He was elected Chairman of our board of directors in October 2002. In October 2002, he resigned as President and in December 2002, he resigned as Chief Executive Officer. Prior to joining us, Mr. Goldstein served as President of the Jefferson Division of Hudson United Bank in Philadelphia from 2000 to 2001, when Hudson United Bancorp acquired Jeff Banks, and was President of Jeff Banks Inc., from 1998 to 2000. Prior to these positions, Mr. Goldstein held several President and Chief Executive Officer positions with banks in Pennsylvania and Connecticut. Mr. Goldstein currently serves on the Board of Directors of F.N.B. Corporation, Hermitage, Pennsylvania; Luminent Mortgage Capital, Inc., San Francisco, California and Sunrise Services Corp., a privately owned trust services company in New York City, New York.

     Mr. Hyman has been a Vice President for Cohen Brothers and Company since July 2004 where he is responsible for equity research. Prior to his current position, he was President and Chief Executive Officer of Stonebridge Financial Corporation and Stonebridge Bank of West Chester, Pennsylvania, from January 2004 to June 2004. Mr. Hyman held the positions of Chief Financial Officer and Treasurer with Regent National Bank in Philadelphia, Farmers & Mechanics Bank and Tolland Bank, in Connecticut at intervals between 1990 to 1998 and as Director of Finance for Fleet Bank Credit Card Services in Pennsylvania from 1998 to 2001. He was self-employed from May 2001 to January 2004.

     Our board of directors has concluded that the following directors are independent in accordance with the director independence standards of the New York Stock Exchange, and has determined that none of them has a material relationship with us that would impair his independence from management or otherwise compromise his ability to act as an independent director:

Frederick W. Dreher	Thomas M. Foster
Roger K. Easley	Joel E. Hyman

     Our board of directors has also determined that Daniel W. Porter, upon his election as a director, will be an independent director under applicable standards.

     In making its determination with respect to Mr. Dreher, our board of directors considered the fact that Mr. Dreher is a senior partner of the law firm of Duane Morris LLP. Duane Morris LLP has rendered legal services to us and our subsidiaries since 2001. The Board of Directors considered this relationship in light of the attributes it believes need to be possessed by independent-minded directors, including personal financial substance and a lack of economic dependence on his relationship with us. Our board of directors concluded that Mr. Dreher’s relationships, rather than interfering with his ability to be independent from management, are consistent with the substance that have made and continue to make him an independent board member.

     There is no family relationship among our directors or executive officers.

BOARD OF DIRECTORS MEETINGS, COMPENSATION, COMMITTEES
AND COMMUNICATIONS

Meetings

     Our board of directors held 13 meetings during 2004. During 2004, none of our directors attended fewer than 75% of the total number of meetings held by our board of directors or the committees of our board of directors on which such director served.

Fees

     For 2004, our non-employee directors received an annual director’s fee of $36,000. Messrs. Rose, Hyman and Goldstein received an additional $18,000 for serving on the executive committee of our board of directors. In addition, Mr. Goldstein received $20,000 for serving as Chairman of our board of directors.

Meetings of Non–Management Directors

     In accordance with NYSE 303A.03, our non-management directors held four meetings during 2004. The Chairman of our Audit Committee, Mr. Hyman, presides over those sessions. Additionally, our independent directors held a meeting in November 2004. Mr. Dreher presides as ad hoc chair of those meetings. Anyone wishing to communicate with either Mr. Hyman or Mr. Dreher should follow the procedures under “Director-Stockholder Communications.”

Stock Option Awards

     No stock option awards were granted to any director in 2004.

Stock in Lieu of Cash Plan

     In 1996, we adopted the Stock in Lieu of Cash Plan, which had allowed for the deferral of yearly non-employee directors’ fees. The deferral was converted to Stock Units, which were credited to accounts maintained for the non-employee directors (“Stock Unit Accounts”).

     In January 2004, our compensation and benefits committee approved the transfer of the administration of the Stock in Lieu of Cash Plan to a trustee and amended the Stock in Lieu of Cash Plan to provide that we may facilitate the settlement of Stock Unit Accounts by delivering shares of our common stock to the Trustee subject to the terms of the trust, to be held and maintained by or on behalf of us in the same manner as are Stock Units in the Stock Unit Accounts under the Plan. The Trustee Agreement was entered into as of April 2004 and 76,346 pre-split shares and $305,384 in cash were delivered into the trust with an additional $9,000 being held for future fees to be paid to the Trustee through 2009.

     Each account will be settled by the Trustee as soon as practicable following the termination of service of a non-employee director, for any reason, by delivering to the non-employee director (or his beneficiary) the number of shares of our common stock then credited to the non-employee director’s account. The non-employee director may elect to have such shares delivered in substantially equal annual installments over a period not to exceed six years, but in no event beyond 2009; in the absence of such an election, all of such shares will be delivered on the settlement date.

Amended Outside Directors Retirement Plan

     Upon the Bank’s dissolution, we assumed the Amended Outside Directors Retirement Plan (the “Retirement Plan”) previously maintained by the Bank for non-employee directors who retired from its board of directors with at least three years of service and who were elected to the Bank’s board of directors prior to 1996. Only Directors Easley and Foster are eligible participants in the Retirement Plan. Pursuant to the Retirement Plan, the present values of the vested accrued benefits as of May 23, 1996 of each participant were contributed by the Bank in cash to a grantor trust administered by a third-party trustee. The cash was then invested by the Trustee in shares of our common stock purchased on the open market, which have been allocated to accounts maintained by the Trustee for the Retirement Plan participants. Directors Easley and Foster received cash payments related to the Retirement Plan of $3,000 and $1,000, respectively, during 2004.

     The Retirement Plan provided that, in general, upon the termination of a participant’s service as our director, the shares of our common stock allocated to the participant’s account will be distributed in ten installments, with the first installment being made within 30 days after termination of service and each subsequent installment being made annually thereafter. In April 2004, our board of directors, upon the recommendation of our compensation and benefits committee, voted to amend the Retirement Plan to provide that shares be distributed to a participant in five annual installments instead of ten. A participant may elect, within 15 days after termination of service, to have the shares of stock allocated to his account sold by the Trustee and receive the proceeds in cash, paid in five installments, with the first installment being paid within 30 days after termination of service and each subsequent installment being paid annually thereafter. The cash proceeds not immediately distributed are invested in permissible investments with the participant entitled to any earnings on such investments.

Director Qualifications and Independence

     Qualifications for our directors are set forth in our Corporate Governance Guidelines, which is available on our website. Generally, our board of directors seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to us and our stockholders. Directors should have high-level leadership experience in business or administrative activities or experience dealing with complex problems; breadth of knowledge about issues affecting us; a high level of personal integrity; loyalty to us and concern for our success; an ability to work effectively with others and sufficient time to devote to our affairs.

     Our board of directors has reviewed whether any of its members or nominees have any material relationship with us, and has determined that a majority of its current members are independent as that term is defined by the New York Stock Exchange corporate governance transitional rules and that a majority of our directors will continue to be independent after our 2005 annual meeting.

Director-Stockholder Communications

     Our stockholders may communicate with our board of directors by contacting our Secretary. Parties who wish to express any concerns to any of our directors should send such concerns in writing to the relevant director or directors, or in the alternative, to “Non-management Directors” as a group, care of our Secretary at our headquarters at 1840 Gateway Drive, San Mateo, California 94404. All such communications received by the Secretary’s office are required to be forwarded to the addressee or addressees noted on the communication.

     In accordance with our Corporate Governance Guidelines, directors are expected to attend the annual meetings of our stockholders. All directors attended our 2004 annual meeting of stockholders.

Committees

     Our nominating/corporate governance committee, or our “nominating committee”, which has adopted a written charter that is available on our website, is responsible for nominating persons to serve on our board of directors as well as reviewing our policies related to corporate governance principles and making recommendations to our board of directors for any changes, amendments or modification to such policies. Our nominating committee is also responsible for reviewing succession planning for our Chief Executive Officer. Directors Dreher, Easley, Foster and Hyman are the members of our nominating committee. All of these directors are considered independent under New York Stock Exchange corporate governance rules. Our nominating committee met once during 2004. Our nominating committee met in January 2005, at which time, upon nomination by the non-management directors, it reviewed the qualifications of and recommended the re-election of Mr. Dreher, Mr. Easley and Mr. Rose to our board of directors to serve until 2008. The Nominating Committee also met on March 24, 2005 and nominated Prodyodth K. Chatterjee and Daniel W. Porter for election as directors. We did not pay any third party fee to assist in the process of identifying or evaluating candidates for our board of directors in 2004.

     Our nominating committee will consider all nominees who possess the qualifications set forth above. Pursuant to our bylaws, generally, nominations by stockholders must be delivered in writing to our Secretary not less than 60, nor more than 90 days, before the date of our annual meeting. Our nominating committee has responsibility for:

•	reviewing the qualifications of any candidates who have been properly recommended or nominated by the stockholders, as well as those candidates who have been identified by management, individual members of our board of directors or, if our nominating committee determines, a search firm;

•	our nominating committee considers the suitability of each candidate for the board;

•	recommending that the Board of Directors select the slate of directors and notifies all director candidates of its selections; and

•	evaluation of the performance and qualifications of the individual members of our board of directors eligible for re-election at our annual meetings of stockholders.

     No director candidates were nominated for election at our annual meeting by a stockholder or group of stockholders who beneficially owned more than 5% of our common stock.

     Our audit committee, which has adopted a written charter that is available on our website, reviews our audit and regulatory reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The members of our audit committee are directors Easley, Foster and Hyman. Our audit committee held eight meetings during 2004. Additional information concerning our audit committee appears under the heading “Report of the Audit Committee of the Board of Directors.”

     Our compensation and benefits committee, which has adopted a written charter that is available on our website, is responsible for reviewing and approving executive officers’ salaries, other compensation and benefit programs and board of directors and committee fees. The members of our compensation and benefits committee are directors Easley, Foster and Hyman. Our compensation and benefits committee held seven meetings during 2004. Additional information concerning our compensation and benefits committee appears under the heading “Compensation Committee Report on Executive Compensation.”

Copies of Code of Ethical Conduct, Corporate Governance Guidelines and Committee Charters

     We have adopted a Code of Ethical Conduct that applies to our directors, officers and employees and all directors, officers and employees of each of our subsidiaries. The Code of Ethical Conduct is available on our website at www.bayviewcapital.com. A copy of the Code of Ethical Conduct, Committee charters, and our Corporate Governance Guidelines may be obtained at no charge by written request to the attention of our Secretary at 1840 Gateway Drive, San Mateo, California 94404.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation we paid for the years indicated to our Chief Executive Officer and our four other most highly compensated executive officers (the “named officers”). Annual bonuses are shown in the year earned, although they are not paid until the following year.

SUMMARY COMPENSATION TABLE

				Long -Term
				Compensation
				Awards
				Shares
	Annual Compensation			Underlying	All Other
Name and Principal Position during 2004	Year	Salary($)	Bonus($)	Options(#)	Compensation($)
Charles G. Cooper	2004	336,600	137,280	—	109,066	(1)
President and Chief Executive Officer	2003	315,000	165,000	—	328,367	(1)
	2002	249,067	150,000	—	1,688,031	(1)

Prodyodth K. Chatterjee (2)	2004	95,577	30,000	—	16,119	(3)
President and Chief Executive Officer, BVAC,
Executive Vice President and Director of Retail
Operations of the Company

Joseph J. Catalano(4)	2004	196,420	—	—	11,785	(5)
Senior Vice President, General Counsel	2003	188,400	76,032	—	56,220	(5)
and Secretary	2002	171,267	72,000	—	712,719	(5)

John K. Okubo	2004	212,504	64,501	—	12,300	(6)
Executive Vice President and	2003	196,674	110,002	—	73,808	(6)
Chief Financial Officer	2002	177,213	72,008	—	737,661	(6)

Sossy Soukiassian	2004	224,296	60,476	—	12,018	(7)
Senior Vice President and General Auditor	2003	216,297	90,000	—	91,471	(7)
	2002	207,484	73,840	—	534,917	(7)

(1)	2004: Taxable amounts reimbursed for fringe benefits, $28,025; gross-up pay for housing allowance, $72,923 and matching contribution to 401(k) plan account, $8,118.

2003: Exercise of stock options, $222,000; taxable amounts reimbursed for fringe benefits, $27,596; gross-up pay for housing allowance, $73,343; matching contribution to 401(k) plan account, $4,000; allocation to ESOP, $461 and life insurance premium, $967.

2002: Change in control payment per Mr. Cooper’s employment agreement, $1,119,456; payment for continuation of benefits, $20,976; 280G excise tax gross-up, $441,632; taxable amounts reimbursed for fringe benefits per Mr. Cooper’s employment agreement, $25,951; gross-up pay for housing allowance, $74,605; executive physical, $1,991; matching contribution to 401(k) plan account, $2,400; allocation to ESOP, $93 and life insurance premium, $927.

(2)	Mr. Chatterjee joined us on September 7, 2004.

(3)	2004: Taxable amounts reimbursed for fringe benefits, $10,847; gross-up pay for housing allowance, $5,272.

(4)	Mr. Catalano resigned effective April 6, 2005.

(5)	2004: Matching contribution to 401(k) plan account, $11,785.

2003: Exercise stock of options, $43,775; matching contribution to 401(k) plan account, $11,304; allocation to ESOP, $502 and life insurance premium, $639.

2002: Change in control payment per Mr. Catalano’s employment agreement, $480,480; payment for continuation of benefits, $14,865; 280G excise tax gross-up, $186,887; exercise of stock options, $20,046; matching contribution to 401(k) plan account, $9,634; allocation to ESOP, $169 and life insurance premium, $638.

(6)	2004: Matching contribution to 401(k) plan account, $12,300.

2003: Exercise of stock options, $64,837; matching contribution to 401(k) plan account, $7,867; allocation to ESOP, $473 and life insurance premium, $631.

2002: Change in control payment per Mr. Okubo’s employment agreement, $504,059; payment for continuation of benefits, $20,148; 280G excise tax gross-up, $205,633; matching contribution to 401(k) plan account, $7,086; allocation to ESOP, $105 and life insurance premium, $630.

(7)	2004: Matching contribution to 401(k) plan account, $12,018.

2003: Exercise of stock options, $78,978; matching contribution to 401(k) plan account, $11,307; allocation to ESOP, $470 and life insurance premium, $716.

2002: Change in control payment per Ms. Soukiassian’s employment agreement, $516,880; payment for continuation of benefits, $8,997; matching contribution to 401(k) plan account, $8,254; allocation to ESOP, $98 and life insurance premium, $688.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning grants of stock options to the named officers in 2004. There was no repricing of option grants during 2004. No stock appreciation rights were granted in 2004.

Individual Grants
% of Total
	Number of	Options			Potential Realizable Value
	Shares	Granted to			at Assumed Annual Rates
	Underlying	Employees in			of Stock Price Appreciation
	Options	the Fiscal	Per Share	Expiration	for Option Term
Name	Granted	Year	Exercise Price	Date	5%	10%
Charles G. Cooper	—	—	—	—	—	—
Prodyodth K. Chatterjee	50,000	100%	$16.87	9/10/09	$202,279	$467,594
Joseph J. Catalano	—	—	—	—	—	—
John K. Okubo	—	—	—	—	—	—
Sossy Soukiassian	—	—	—	—	—	—

     The following table sets forth certain information concerning option exercises during the last fiscal year and the number and value of unexercised stock options as of December 31, 2004, held by the named officers and directors.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
OPTION VALUES AT DECEMBER 31, 2004

			Number of Shares				Value of Unexercised
	Shares		Underlying Unexercised				In-the-Money
	Acquired On	Value	Options at FY-End				Options at FY-End($)(4)
Name	Exercise(#)	Realized($)	Exercisable		Unexercisable		Exercisable	Unexercisable
Roger K. Easley	—	—	4,600	(1)	—		-0-	—
Thomas M. Foster	—	—	4,600	(1)	—		-0-	—
Charles G. Cooper	—	—	—		—		—	—
Prodyodth K. Chatterjee	—	—	—		50,000	(2)	—	-0-
Joseph J. Catalano	—	—	1,800	(3)	—		-0-	—
John K. Okubo	—	—	2,050	(3)	—		-0-	—
Sossy Soukiassian	—	—	1,200	(3)	—		-0-	—

(1)	Includes for each of directors Easley and Foster, 4,600 shares that are subject to stock options exercisable prior to June 10, 2005 that were granted under our Amended and Restated 1989 Non-Employee Director Stock Option Plan (the “1989 Plan”), our 1998 Non-Employee Director Stock Option and Incentive Plan (the “1998-D Plan”) and our 2001 Non-Employee Director Stock Option Plan (the “2001 Director Plan”).

(2)	Includes for Mr. Chatterjee, 50,000 options that were granted as a component of his employment agreement and were unexercisable as of December 31, 2004.

(3)	Includes for Messrs. Cooper, Catalano, Okubo and Ms. Soukiassian, and all directors and executive officers as a group, respectively, 0, 1,800, 2,050, 1,200 and 14,250 shares that are subject to options exercisable prior to June 10, 2005, granted under one or more of our 2001 Equity Incentive Plan (the “2001 Plan”), Amended and Restated 1995 Stock Option and Incentive Plan (the “1995 Plan”), Amended and Restated 1986 Stock Option and Incentive Plan (the “1986 Plan”), 1998-2000 Performance Stock Plan (the “Performance Plan”), the 2001 Director Plan, the 1998-D Plan and the 1989 Plan.

(4)	Based on December 31, 2004 closing price of $15.31 per share.

Employment Agreement

     On September 1, 2004, we and BVAC entered into an employment agreement with Prodyodth K. Chatterjee pursuant to which he serves as our Executive Vice President and Director of Retail Operations and as BVAC’s President and Chief Executive Officer. The principal elements of Mr. Chatterjee’s compensation as set forth in his employment agreement are as follows:

•	an annual base salary of $300,000;

•	an annual discretionary bonus of up to 50% of base salary based on achievement of specified performance goals, but prorated for 2004;

•	an additional supplemental bonus based on achievement of all specified performance goals of up to 2% of the amount by which BVAC’s pre-tax profit for such calendar year exceeds BVAC’s pre-tax profit for the immediately preceding calendar year; for 2004 only, this supplemental bonus was determined based upon the amount by which BVAC’s pre-tax profit for 2004 exceeded the budgeted amount;

•	stock options to purchase 50,000 shares of our common stock;

•	reimbursement for all living expenses for one month and thereafter a $3,000 per month (grossed-up for taxes) housing allowance for a period of twelve months or until he purchases a home in the Los Angeles area, whichever occurs sooner;

•	reimbursement for relocation expenses and the amount, if any, by which the fair market sale price of his current primary residence in Texas is less than the sum of the purchase price he paid for such residence plus capital improvements;

•	annual dues for membership in one social club; and

•	reimbursement for the cost of twelve round-trip first class tickets for travel between Texas and California for him and his immediate family.

     The agreement also provides for other fringe benefits consistent with the Company’s compensation program for senior executives.

     Mr. Chatterjee’s employment contract is for an initial period of three years and on each day the agreement is in effect, it extends for one additional day so that at all times the term is three years. In the event of Mr. Chatterjee’s termination without cause or voluntary termination for good reason other than during a period that is 270 days preceding or 180 days following a change in control (a change in control period), Mr. Chatterjee would be entitled to receive certain accrued salary and bonus plus a lump sum severance payment equal to the remainder of his salary through the end of the term. In the event of termination without cause, for death or permanent disability or for good reason within a change in control period, or upon the executive’s voluntary termination within 180 days after a change in control, Mr. Chatterjee would be entitled to receive certain accrued salary and bonus plus a severance payment equal to 2.99 times his base salary plus the incentive bonus payable for the year of termination, calculated based on the average percentage for all full years of employment prior to the year in which such termination occurs. Mr. Chatterjee will be entitled to receive a tax “gross-up” payment to offset fully any excise taxes incurred.

     Notwithstanding the above severance provisions, we and Mr. Chatterjee each have the right to terminate Mr. Chatterjee’s employment without cause effective September 30, 2005, and pay him certain accrued salary and bonus plus severance equal to his base salary for one year unless the termination occurs during a change in control period.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of our compensation and benefits committee (our “compensation committee”) and the performance graph that immediately follows such report do not constitute proxy solicitation material and, shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act of 1933 (the “Securities Act”), except to the extent that we specifically incorporate this report or the performance graph by reference therein.

COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

     Our compensation committee is responsible for supervising and approving the compensation and benefits of our executive officers. Our compensation committee seeks to ensure that the compensation of senior executives is consistent with our overall performance goals as a company operating under a plan of partial liquidation and the difficult environment in which our officers work because of our continuing efforts to recover from the perilous financial condition in which we found ourselves in 2001. In executing its responsibilities, our compensation committee considers two components of compensation for executive officers: base salary and annual incentive bonus. The underlying goal of our corporate compensation is to tie the executive’s compensation primarily to the achievement of individual objectives and secondarily to the achievement of our corporate objectives. This goal is implemented by weighting the annual incentive bonus more heavily than base salary. Base salary levels are intended to be competitive at market median for executives engaged in turn-around efforts. Executives can attain total compensation at above-market levels by accomplishing their individual goals at the same time that we have achieved our stated corporate goals.

     In 2004, our compensation committee reviewed the executive base salaries and ranges that it had established based upon a review of peer group compensation data from proxy statements, financial data, annual reports and published surveys; pay data was appropriately adjusted to compare with our size and the composition of our assets. Our compensation committee determined that merit increases for the named officers were warranted based on individual performance and responsibilities of the named executives. Accordingly, our compensation committee approved merit increases averaging 4% of base salaries based on its assessment of competitive base salaries.

     We have used incentive and bonus programs for our executives for many years as a component of variable pay designed to reward for individual and company performance. In 2004, our compensation committee approved an annual incentive plan (the “Performance Recognition Plan”) designed to reward management for their respective contributions and performance in relation to our goals and objectives and to encourage their retention during 2004 in executing our partial liquidation strategies. Consequently, the named officers received payments under the Performance Recognition Plan as follows: Mr. Cooper, $137,280; Mr. Chatterjee, $30,000; Mr. Okubo, $64,501 and Ms. Soukiassian, $60,476. The bonus payments to the named officers totaled $292,257. Mr. Chatterjee’s bonus was determined in accordance with his employment agreement. With the exception of Mr. Chatterjee, as part of his joining us in September 2004, we did not grant any stock options during 2004 pending the determination of our future strategic direction as our plan of partial liquidation nears completion.

     On March 10, 2003, Mr. Cooper’s employment agreement terminated and his employment status became that of an “at-will” employee in accordance with our policies as in effect from time to time, provided that he is not entitled to participate in any severance plan applicable to our “at-will” employees. In 2004, we provided Mr. Cooper with compensation consisting principally of (1) an annual base salary of $343,200; (2) an annual bonus of up to 50% of his base salary in accordance with our Performance Recognition Plan, (3) use of a company-owned automobile, including reimbursement for all gasoline, insurance, repairs and maintenance; (4) $4,000 per month housing allowance and (5) reimbursement for the cost of two round-trip first class tickets per month for travel to Mr. Cooper’s home in Texas. In 2005, we will provide Mr. Cooper with a substantially similar compensation package.

     Federal tax laws limit the deduction a publicly-held company is allowed for compensation paid to its chief executive officer and its four most highly compensated executive officers. Generally, amounts in excess of $1 million (other than performance-based compensation) paid in any tax year to a covered executive cannot be deducted. We will continue to consider ways to maximize the deductibility of executive compensation, while retaining the discretion we deem necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

Roger K. Easley, Chairperson	Joel E. Hyman	Thomas M. Foster

April 18, 2005

Compensation Committee Interlocks and Insider Participation

     There were no compensation committee interlocks required to be disclosed under Item 402(j) of Regulation S-K of the SEC during 2004.

Certain Transactions

     On January 9, 2004, we sold a note in the principal amount of $6.2 million (the “Note”) to a group of investors led by John W. Rose, who serves on our board of directors, for a price equal to 80% of the outstanding balance of the Note. Robert B. Goldstein, Chairman of our board of directors, is also a participant in the investor group that purchased the Note. Mr. Rose and Mr. Goldstein contributed $1,000,000 and $500,000, respectively, toward the purchase of the Note.

     The sale of the Note was approved by an ad hoc committee (“Committee”) of our board of directors consisting of three directors who did not have an interest in the purchase of the Note. The Committee was delegated sole authority to negotiate and approve the transaction on our behalf. The transaction was ratified by a vote of our board of directors.

     The Note, payable by CSNK, Inc., was originated by the Bank in connection with the Bank’s sale of its factoring business, Bay View Funding, to CSNK, Inc. in 2002. We performed a market check with respect to the value of the Note by soliciting alternative and competing bids for the Note from four other entities, including certain buyers of whole loans in the secondary market as well as a buyer of high-risk credits. Three of the purchasers indicated that they were not interested in bidding, and we received one bid to purchase the Note for 70% of the outstanding balance of the Note. KPMG LLP was retained by the Committee to perform an independent analysis of the Note which indicated that a purchase price of 80% of the outstanding balance of the Note was within the range of fair market value of the Note.

     The Committee, after thoroughly reviewing all of the facts of the transaction and the steps taken to access adequately the fair value of the Note, including the report prepared by KPMG LLP, unanimously determined that the transaction was fair to the Company and in the best interests of its stockholders.

     Frederick W. Dreher, one of our directors, is a senior partner in the law firm of Duane Morris LLP, which represents us in certain legal matters. Duane Morris LLP is paid its customary fees for such services. Those fees were $257,543 in 2004 and $582,591 in 2003.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The line graph below compares the cumulative total stockholder return on the Company’s common stock to the cumulative total return of the Dow Jones Banks Index and the Dow Jones U.S. Total Market Index for the period December 31, 1999 through December 31, 2004. The graph assumes that $100 was invested on December 31, 1999 and that all dividends were reinvested.

CUMULATIVE TOTAL RETURN
BAY VIEW CAPITAL CORPORATION,
DOW JONES BANKS INDEX AND
DOW JONES U.S. TOTAL MARKET INDEX

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of our audit committee does not constitute soliciting material and shall not be deemed filed with the SEC or incorporated by reference into any of our filings under the Exchange Act or the Securities Act, except to the extent we specifically incorporate this report by reference therein.

     Our audit committee reviews our financial reporting process on behalf of our board of directors and reviews audit and related matters to ensure effective compliance, and oversees management’s implementation and maintenance of effective systems of internal and disclosure controls. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to accounting principles generally accepted in the United States of America.

     All members of our audit committee are independent, as that term is defined by the rules of the New York Stock Exchange and satisfy the financial literacy requirements thereof. Our audit committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. Our board of directors has determined that our audit committee contains at least one member, Mr. Hyman, who serves as our audit committee’s Chairperson, who satisfies the financial expertise requirements and has the requisite experience as defined by the rules promulgated by the SEC.Our audit committee serves a board-level oversight role under which it receives information from, consults with and provides its views and directions to management and our independent registered public accounting firm on the basis of the information it receives and the experience of its members in business, financial and accounting matters. Our audit committee is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

     Our audit committee has held a number of meetings in March and April 2005 to determine the actions necessary to remediate material weaknesses in our internal control over financial reporting, and is overseeing the remediation process with the assistance of KPMG, LLP, our internal auditor.

     In this context, our audit committee has reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2004. Our audit committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, our audit committee has received from our independent registered public accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with our independent registered public accounting firm their independence from us and our management. Our audit committee has determined that the independent auditors’ provision of non-audit services to us is compatible with the auditors’ independence.

     In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004 and be filed with the SEC.

Joel E. Hyman, Chairperson	Roger K. Easley	Thomas M. Foster

April 13, 2005

AUDITORS

     On July 26, 2004, representatives of Deloitte & Touche LLP advised the Chairman of our board of directors by telephone that Deloitte & Touche LLP intended to resign as our independent registered public accounting firm following completion of the previously announced restatement of our financial statements for the year ended December 31, 2003 and the quarter ended March 31, 2004 and filing of our Form 10-Q for the quarter ended June 30, 2004.

     On July 22, 2004, Deloitte & Touche LLP advised our audit committee of a reportable condition that Deloitte & Touche LLP considered a material weakness in our internal control relating to financial reporting. Such weakness relates to our incorrect amortization of premiums paid, origination fees and direct costs of auto installment contracts held for sale, which, under FASB Statement No. 91, should have been deferred until the contracts were sold. We were amortizing such deferred amount resulting in a material misstatement in our condensed consolidated financial statements. Deloitte & Touche LLP attributed this misstatement to insufficient qualified accounting personnel to identify and resolve complex accounting issues on a timely basis and lack of appropriate resources resulting in insufficient supervision and review of the financial reporting process.

     On July 21, 2004, we issued a press release and filed a Form 8-K on July 27, 2004 to disclose the accounting adjustment mentioned above and amended our Form 10-Q for the quarter ended March 31, 2004 and our Form 10-K for the year ended December 31, 2003 to reflect the changes. The effect of the restatement was to increase total assets and net income as of and for the three months ended December 31, 2003 by $182 thousand and as of and for the three months ended March 31, 2004 by $426 thousand and $244 thousand, respectively. We sought to address the reportable condition discussed above with the oversight of our audit committee, and have hired additional qualified accounting personnel.

     Deloitte & Touche LLP’s reports on our financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2002 and 2003, and through the period ended June 30, 2004, we had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their reports on our financial statements for such periods.

     During the fiscal years ended December 31, 2002 and 2003, and through the period ended June 30, 2004, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the SEC, except for the matters described above.

     On September 23, 2004, our audit committee approved the engagement of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2004. During our two most recent fiscal years and the subsequent interim period through September 23, 2004, neither we nor anyone acting on our behalf consulted with Grant Thornton LLP with respect to:

•	the application of accounting principles to a specified transaction, either completed or proposed;

•	the type of audit opinion that might be rendered on our financial statements; or

•	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K of the SEC and the related instructions to that Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC).

     Representatives of Grant Thornton LLP are expected to attend our annual meeting to respond to appropriate questions and make a statement if they so desire.

     The following table presents fees for professional services rendered by Grant Thornton LLP for the audit of our annual financial statements for fiscal 2004 and by Deloitte & Touche LLP for the audit of our annual financial statements for fiscal 2003 and fees billed for audit-related services, tax services and all other services rendered to us by Grant Thornton LLP and Deloitte & Touche LLP for fiscal 2004 and 2003, respectively:

	2004		2003
Audit fees	$1,214,201	(1)	$520,800
Audit-related fees	121,000	(2)	131,777	(2)
Tax fees	331,200	(3)	650,992	(3)
All other fees	-0-		-0-

(1)	Includes $341,940 in Audit Fees paid to Deloitte & Touche LLP in 2004.

(2)	Fees for the annual audit of BVAC securitization services and agreed-upon procedures.

(3)	Fees for tax advice, tax compliance and tax planning services.

     Our audit committee has established a policy to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Based on information presented to our audit committee by Grant Thornton LLP and our management, our audit committee has pre-approved defined audit, audit-related, tax and other services for fiscal 2005 up to specified cost levels. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our audit committee. The policy provides that our audit committee review, at each regularly scheduled meeting, a report summarizing the services provided by our independent registered public accounting firm and all fees relating thereto. The policy also prohibits our independent registered public accounting firm from providing services that are prohibited under the Sarbanes-Oxley Act of 2002.

     All fees reported under the headings audit-related fees, tax fees, and all other fees for 2004 were pre-approved by our audit committee, which concluded that the provision of such services by Grant Thornton LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Accordingly, none of the fees reported under the headings were approved by our audit committee pursuant to federal regulations that permit our audit committee to waive its pre-approval requirement under certain circumstances.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received in writing by the Secretary at our main office, 1840 Gateway Drive, San Mateo, California 94404, no later than December 30, 2005. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in our proxy materials), our certificate of incorporation, bylaws and Delaware law. Our bylaws provide that if notice of a stockholder proposal to take action at the next annual meeting is not received at our main office by the Deadline, such proposal will not be recognized as a matter proper for submission to our stockholders and will not be eligible for presentation at the meeting. The “Deadline” means the date that is not less than 60 nor more than 90 days prior to the date of our next annual meeting; however, in the event that less than 70 days notice or prior public disclosure (such as the filing of a Current Report on Form 8-K with the SEC) of the date of our next annual meeting is given or made to stockholders, the “Deadline” means the close of business on the tenth day following the earlier of the day on which notice of the meeting was first mailed or public announcement of the date of the meeting was first made.

OTHER MATTERS

     The Company will bear the cost of solicitation of proxies on our behalf. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone, without additional compensation. We have retained ChaseMellon Shareholder Services, L.L.C. and ADP Investor Communication Service, Inc., to assist in the solicitation of proxies for a fee estimated to be approximately $7,500 and $6,500, respectively, plus reasonable out-of-pocket expenses.

     This proxy statement incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, a copy of which accompanies this proxy statement. The Company will also provide, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2004, including the financial statements and the financial statement schedules filed with the SEC for fiscal year 2004 to any beneficial owner of the Company’s common stock, upon written request to Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404, Attention: Secretary. The Company will also furnish a beneficial owner with any exhibit not contained therein upon request.

By order of the Board of Directors,

Charles G. Cooper,
President and Chief Executive Officer

San Mateo, California
April 26, 2005

PROXY

BAY VIEW CAPITAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2005

The undersigned hereby appoints the Board of Directors of Bay View Capital Corporation (the “Company”), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at Bay View’s main office located at 1840 Gateway Drive, San Mateo, California, on Thursday, May 26, 2005 at 10:00 a.m., local time, and at any adjournment and postponement thereof, as indicated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice or revocation bearing a later date than this proxy; (ii) duly executing a subsequently dated proxy relating to the same shares as and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card ▲

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THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE NOMINEES	Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Please mark your vote with an “X” in the appropriate boxes:	For All nominees listed (except as indicated)	Withhold Authority to vote for all nominees listed
Proposal 1 Election of Directors	☐	☐

Election of Directors to serve a term of three years until the 2008 Annual Stockholders Meeting:
01. Frederick W. Dreher
02. Roger K. Easley
03. John W. Rose

Election of Director to serve a one year term until appointed class expires at the 2006 Annual Stockholders Meeting:
04. Daniel W. Porter

Election of Director to serve a two year term until appointed class expires at the 2007 Annual Stockholders Meeting:
05. P.K. Chatterjee

Except Nominee number(s) written on the above line

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL CANDIDATES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

Signature	Signature	Date:
NOTE: Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ Detach here from proxy voting card ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/bvc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return in the envelope provided.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can view the Annual Report and Proxy Statement
on The Internet at: http://www.bayviewcapital.com